SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               February 5, 1996

                          Baldor Electric Company
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)


          Missouri                  1-7284                  43-0168840
----------------------------   ----------------    ----------------------------
(State or other jurisdiction   (Commission File    (IRS Employer Identification
   of incorporation)               Number)                    No.)


          5711 R.S. Boreham Jr St, Fort Smith, Arkansas         72902
          ---------------------------------------------       ----------
            (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code        (501) 646-4711


  (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         At a meeting held on February 5, 1996, the Board of Directors of Baldor Electric Company, a Missouri corporation (the "Company"), approved Amendment No. 1 (the "Amendment") to the Rights Agreement dated as of May 6, 1988, between the Company and Wachovia Bank of North Carolina, N.A., (formerly chartered under the name "Wachovia Bank and Trust Company, N.A."), as Rights Agent (the "Rights Agreement"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Rights Agreement. The Amendment amends and changes the provisions of Sections 7(a) and 7(b) of the Rights Agreement so that (i) the expiration date is changed from May 25, 1998 to May 25, 2008; and (ii) the Purchase Price is changed from $75.00 to $120.00. The Amendment also amends and changes the provisions of
Section 9(a) of the Rights Agreement so that the Company no longer needs to reserve any Common Stock for issuance pursuant to the Rights Agreement until the Rights become exercisable. All of the above-mentioned changes are to be effective as of February 5, 1996. A copy of the Amendment is filed as Exhibit 4(i)(2) hereto and incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.


Item 7.  Financial Statements, Pro Forma Financial Statements, and Exhibits

         C.   Exhibits

         4    Instruments Defining the Rights of Security Holders, Including
               Indentures

              4(i)(1) Rights Agreement dated as of May 6, 1988, between Baldor Electric Company, a Missouri corporation, and Wachovia Bank of North Carolina, N.A. (formerly chartered under the name "Wachovia Bank and Trust Company, N.A."), as Rights Agent (the "Rights Agreement"), which includes, as Exhibit A thereto, the form of Rights Certificate and as Exhibit B thereto, the Summary of Rights to Purchase Common Stock. The Rights Agreement was filed as Exhibit 1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 16, 1988 and subsequently refiled with the SEC on March 30, 1995 as Exhibit 4(i) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 ("Fiscal 1994 10-K").


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              4(i)(2)      Amendment No. 1 to the Rights Agreement dated as of
                           February 5, 1996. This document was filed as Exhibit 2 to the Company's Report on Form 8-A/A filed with the SEC on March 21, 1996, and is incorporated herein by reference.

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                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BALDOR ELECTRIC COMPANY



                                  By:  /s/ R.L. Qualls
                                       ---------------
                                       R. L. Qualls
                                       President and Chief Executive Officer



Date: March 22, 1996






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                          EXHIBIT INDEX

         These Exhibits are numbered in accordance with the Exhibit Table of
Item 601 of Regulation S-K:


Exhibit No.         Description

     1              Omitted -- Inapplicable.

     2              Omitted -- Inapplicable.

    4(i) (1) Rights Agreement, dated as of May 6, 1988, between Baldor Electric Company, a Missouri corporation, and Wachovia Bank of North Carolina,
                    N.A. (formerly chartered under the name "Wachovia
                    Bank and Trust Company, N.A."), as Rights Agent (the "Rights Agreement"), which includes, as Exhibit A thereto, the form of Rights Certificate and as Exhibit B thereto, the Summary of Rights to Purchase Common
                    Stock.  The Rights Agreement was originally filed as
                    Exhibit 1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on May 16, 1988 and subsequently refiled with the SEC on March 30, 1995 as Exhibit 4(i) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 ("Fiscal 1994 10-K").
                    The Rights Agreement is incorporated herein by reference to Exhibit 4(i) of the Fiscal 1994 10-K.




                   (2) Amendment No. 1 to the Rights Agreement dated as of February 5, 1996. This document was filed as
                   Exhibit 2 to the Company's Current Report on Form 8-A/A filed with the Securities and Exchange Commission on March 21, 1996, and is incorporated herein by reference.



   16              Omitted -- Inapplicable.

   17              Omitted -- Inapplicable.

   20              Omitted -- Inapplicable.

   23              Omitted -- Inapplicable.

   24              Omitted -- Inapplicable

   27              Omitted -- Inapplicable.